Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2014

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	181

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	0
		Class Y	$	523


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0210

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0000
		Class Y	$	0.1120

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		9636

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		159
		Class C		3729
		Class Y		5170


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	31.73

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	26.11
		Class C	$	27.79
		Class Y	$	32.77


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	603

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	4
		Class C	$	36
		Class Y	$	395


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0614

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0079
		Class C	$	0.0167
		Class Y	$	0.0838


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		7976

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		409
		Class C		1865
		Class Y		4924


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.42

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.40
		Class C	$	5.42
		Class Y	$	5.47


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	97

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	3
		Class C	$	3
		Class Y	$	1


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0003

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0003
		Class C	$	0.0003
		Class Y	$	0.0003


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		217598

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		6731
		Class C		6593
		Class Y		3415


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	3600

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	0
		Class Y	$	701


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.2810

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0000
		Class Y	$	0.3560
74U.	1.	Number of shares outstanding (000's omitted)
		Class A		14168

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		149
		Class C		2353
		Class Y		2198


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	39.59

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	32.28
		Class C	$	33.63
		Class Y	$	40.70


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2288

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	9
		Class C	$	177
		Class Y	$	284


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.3700

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0550
		Class C	$	0.0970
		Class Y	$	0.4190


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		6044

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		121
		Class C		1831
		Class Y		1065


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	36.02

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	35.57
		Class C	$	36.15
		Class Y	$	36.18


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2498

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	7
		Class C	$	123
		Class Y	$	401


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.4400

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0840
		Class C	$	0.1555
		Class Y	$	0.5165


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5533

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		68
		Class C		778
		Class Y		925


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	35.79

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	35.32
		Class C	$	35.79
		Class Y	$	36.26